Income Taxes (Schedule Of The Differences Between The Tax Provision Reflected In The Consolidated Financial Statements And The Amounts Calculated At The Federal Statutory Income Tax Rate Of 35%) (Details) - USD ($)
$ in Thousands
	12 Months Ended
	Jan. 31, 2015	Feb. 01, 2014	Feb. 02, 2013
Income Tax Disclosure [Abstract]
Income taxes at statutory rate	$ 38,544	$ 27,208	$ 18,139
State income taxes, net of federal tax benefit	3,159	2,964	2,248
Foreign earnings taxed at lower rates	(8,882)	(8,090)	(5,206)
Non-deductibility of impairment of assets held for sale	0	1,631	0
Effective Income Tax Rate Reconciliation, Deduction, Dividends, Amount	1,040
Effective Income Tax Rate Reconciliation, Disposition of Business, Amount	(7,428)
Other	751	45	1,475
Total income tax provision (benefit)	$ 27,184	$ 23,758	$ 16,656